                                                                Exhibit 99.19(b)

                                POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Margaret M. Towle, Greg Maddox and Bryan Haft, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of Puget Sound Alternative Investment Series Trust (the "Trust"), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the shares of beneficial interest of the Trust and generally to do all such things in my name in my behalf to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys on any and all amendments to said Registration Statement.

         WITNESS my hand and common seal on the date set forth below.


SIGNATURE                                TITLE                     DATE


                                         Trustee and
/s/ IRIMGA MCKAY                         Vice President            June 9, 1998
--------------------
Irimga McKay

                                POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Margaret M. Towle, Irimga McKay, Greg Maddox and Bryan Haft, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of Puget Sound Alternative Investment Series Trust (the "Trust"), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the shares of beneficial interest of the Trust and generally to do all such things in my name in my behalf to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys on any and all amendments to said Registration Statement.

         WITNESS my hand and common seal on the date set forth below.

SIGNATURE                                TITLE                      DATE



/s/ PAUL T. KANE                         Treasurer                  June 9, 1998
----------------------------
Paul T. Kane

                                POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Margaret M. Towle, Irimga McKay, Greg Maddox and Bryan Haft, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of Puget Sound Alternative Investment Series Trust (the "Trust"), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the shares of beneficial interest of the Trust and generally to do all such things in my name in my behalf to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys on any and all amendments to said Registration Statement.

         WITNESS my hand and common seal on the date set forth below.

SIGNATURE                                TITLE                      DATE



/s/ MARY BECHMANN                        Trustee                    June 9, 1998
------------------
Mary Bechmann
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                                POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Margaret M. Towle, Irimga McKay, Greg Maddox and Bryan Haft, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of Puget Sound Alternative Investment Series Trust (the "Trust"), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the shares of beneficial interest of the Trust and generally to do all such things in my name in my behalf to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys on any and all amendments to said Registration Statement.

         WITNESS my hand and common seal on the date set forth below.

SIGNATURE                                TITLE                      DATE



/s/ JOHN W. PEAVY III                    Trustee                    June 9, 1998
---------------------------------
John W. Peavy III

                                POWER OF ATTORNEY


         I, the undersigned, hereby constitute and appoint Margaret M. Towle, Irimga McKay, Greg Maddox and Bryan Haft, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacity indicated below, any and all amendments (including post-effective amendments) to the Registration Statement on Form N-1A of Puget Sound Alternative Investment Series Trust (the "Trust"), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the shares of beneficial interest of the Trust and generally to do all such things in my name in my behalf to enable the Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys on any and all amendments to said Registration Statement.

         WITNESS my hand and common seal on the date set forth below.


SIGNATURE                                TITLE                      DATE



/s/ JOSEPH PELLEGRINO                    Trustee                    June 9, 1998
-----------------------
Joseph Pellegrino